Exhibit 99.1

Growing Forward Bank of America Merrill Lynch Power & Gas Leaders Conference September 22-23, 2009 David W. Joos President and Chief Executive Officer

This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" each found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy expects 2009 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations 2 Growing Forward

Consumers Energy Diversified investment Affordable to customers Healthy capital structure Attractive earnings growth Investment required or strongly desired Timely recovery Ludington Pumped Storage B C Cobb J H Campbell D E Karn J C Weadock J R Whiting Mio Alcona Cooke Foote Loud 5 Channels Hodenpyl Tippy Rogers Hardy Croton Webber Allegan Electric Gas Combination Zeeland New coal plant Strategy Territory Investment growth balances responsible rate increases and healthy capital structure with attractive earnings growth.

Utility Investment Plan - 2009-2013 base 1 base 2 base 3 Clean Coal Plant AMI Renewables Electric Reliability and Other Gas Compression and Pipeline 2.55 0.436 0.963 0.53 0.62 0.31 0.55 0.34 $6.3 Billion investment program diversified. Base Capital 63% Maintenance 41% Customer Growth 7% Clean Air 15%

Sales Electric Sales (weather adjusted) Sales decline similar to recession in early 1980s; new businesses emerging. GM and New "Green" Initiatives 2009 1975 1986 1997 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 August Plan 22145 23722 24572 25237 25707 24533 24875 23916 24893 26051 26305 26977 27928 29143 29623 29894 30325 30877 31868 33177 34465 34622 35462 36355 37234 37463 37301 37792 37746 38017 37586 38372 38098 37339 36000 Revised Potential 37339 36000 0 Electric Gas Combination (7)% Decline over three years ('79 -'82 recession) 2008 2009 (2)% (3.5)% General Motors Motors Liquidation Company New "Green" Facilities

2009 Electric Sales Outlook (weather-adjusted) Forecasted Sales Y-O-Y Industrial Sales by Quarter We expect the pace of the industrial and commercial sales decline to slow in the Second Half; with residential sales still falling modestly. _ _ _ _ a Includes other First Second Third Fourth Prior Guidance -0.106 -0.15 -0.11 -0.05 Present Guidance -0.106 -0.12 -0.082 -0.041 Full Year (11)% (9) 2009 First Second Full Half Half Year (Gwh) (Gwh) (Gwh) Residential (1)% (1)% (1)% Commercial (4) 0 (2) Industrial (11) (6) (9) Total a (5)% (2)% (3.5)% ? ?

June-August Temperatures Normal High Actual High 6/1/2009 75 76 -1 6/2/2009 75 62 13 6/3/2009 75 66 9 6/4/2009 75 69 6 6/5/2009 76 75 1 6/6/2009 76 71 5 6/7/2009 76 76 0 6/8/2009 77 74 3 6/9/2009 77 68 9 6/10/2009 77 74 3 6/11/2009 77 66 11 6/12/2009 77 75 2 6/13/2009 78 69 9 6/14/2009 78 78 0 6/15/2009 78 79 -1 6/16/2009 78 76 2 6/17/2009 79 70 9 6/18/2009 79 77 2 6/19/2009 79 79 0 6/20/2009 79 83 -4 6/21/2009 79 81 -2 6/22/2009 80 84 -4 6/23/2009 80 88 -8 6/24/2009 80 93 -13 6/25/2009 80 90 -10 6/26/2009 80 83 -3 6/27/2009 80 82 -2 6/28/2009 81 78 3 6/29/2009 81 73 8 6/30/2009 81 64 17 7/1/2009 81 66 15 7/2/2009 81 65 16 7/3/2009 81 73 8 7/4/2009 82 73 9 7/5/2009 82 82 0 7/6/2009 82 80 2 7/7/2009 82 74 8 7/8/2009 82 74 8 7/9/2009 82 80 2 7/10/2009 82 81 1 7/11/2009 82 82 0 7/12/2009 82 78 4 7/13/2009 82 77 5 7/14/2009 82 78 4 7/15/2009 82 82 0 7/16/2009 82 78 4 7/17/2009 83 70 13 7/18/2009 83 69 14 7/19/2009 83 73 10 7/20/2009 83 80 3 7/21/2009 83 82 1 7/22/2009 83 79 4 7/23/2009 82 78 4 7/24/2009 82 81 1 7/25/2009 82 79 3 7/26/2009 82 75 7 7/27/2009 82 83 -1 7/28/2009 82 84 -2 7/29/2009 82 78 4 7/30/2009 82 78 4 7/31/2009 82 79 3 8/1/2009 82 79 3 8/2/2009 82 75 7 8/3/2009 82 82 0 8/4/2009 82 84 -2 8/5/2009 81 78 3 8/6/2009 81 79 2 8/7/2009 81 78 3 8/8/2009 81 79 2 8/9/2009 80 91 -11 8/10/2009 80 83 -3 8/11/2009 80 81 -1 8/12/2009 80 80 0 8/13/2009 80 83 -3 8/14/2009 80 84 -4 8/15/2009 80 85 -5 8/16/2009 80 89 -9 8/17/2009 80 80 0 8/18/2009 80 81 -1 8/19/2009 80 80 0 8/20/2009 80 79 1 8/21/2009 79 75 4 8/22/2009 79 66 13 8/23/2009 78 69 9 8/24/2009 78 76 2 8/25/2009 78 81 -3 8/26/2009 78 73 5 8/27/2009 78 67 11 66 of 88 days at or below normal high temperatures adding additional pressure to economic sales challenge. Actual High Normal High ^ Cool Michigan Summer

Michigan Energy Legislation Bills balance need for regulatory certainty with customer interests. File and implement ratemaking with forward test year Rate deskewing - over 5 years Cap on choice - 10% of load Certificate of Necessity Renewables - 10% by 2015 Energy efficiency - sales reduction targets

Regulatory Timeline Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb- 09 Mar-09 2008 2009 2010 Bills balance need for regulatory certainty with customer interests. November February May June September October November May Electric Rate Case U-15645 Filed Rebuttals Self implemented $179 mil Cross examination PFD Issued Final order New Gas General Rate Case Filed $114 mil Staff and intervenors file Self implement Final Order Renewable Energy Plan (10% by 2015) Filed Final Order Implemented Surcharge $79 mil Energy Optimization Plan Filed Final Order Implemented Surcharge $91 mil (5.5% electric by 2015) (5.5% electric by 2015) (5.5% electric by 2015) (5.5% electric by 2015) (5.5% electric by 2015) ? ? ? ?

Electric Rate Case filed (November 2008) Self Implemented Amount (May 2009) Staff Position + Errors Staff Position (April 2009) 197 179 179 138 138 111 111 18 41 27 Electric Rate Case Revised Staff Position (May 2009) Staff Position + Adjustments Self Implement (May 2009) Millions $ Sales $11 Rate Base/Misc 30 Forestry $19 UA tracker 8

2008 2009 2010 2011 2012 2013 Depreciation 7.851 8.729 8.486 7.922 7.592 7.123 6.597 Maintenance 0.574 1.132 1.644 2.117 2.616 Customer growth 0.077 0.156 0.244 0.337 0.431 Environmental 0.057 0.19 0.341 0.501 0.797 Zeeland plant 0.481 0.481 0.481 0.481 0.481 Gas compression and pipelines 0.064 0.143 0.211 0.279 0.342 Electric reliability and other 0.022 0.077 0.137 0.254 0.444 Renewables 0.005 0.023 0.039 0.122 0.26 AMI 0.006 0.011 0.019 0.095 0.348 Clean coal plant 0.029 0.096 0.238 0.408 0.556 7% Utility Growth Rate Base Bils $ Present Rate Base 2008 2009 2010 2011 2012 2013 Average Rate Base (bils) $9.3 $9.7 $10.5 $11.2 $12.4 New investment based on balancing responsible rate increases, strong capital structure, as well as earnings and cash flow growth. 0 Investment 2009-13 (mils) Base capital $ 3,950 Choices in Plan Clean coal plant $ 530 ? AMI 620 Renewables 310 Electric reliability and other 550 Gas compression and pipelines 340 Total Choices in Plan $ 2,350 Total Capital 2009-13 $ 6,300 Examples of Coal Plant Alternative Plant life extensions/new gas generation $200 Accelerated wind investment 250 Reliability 75 Total $525 ? Investment Plan

Balanced Energy Plan Summary Extensive analysis of alternatives and risks Diverse and balanced plan Meets 10% renewable portfolio standard by 2015 Meets energy efficiency target of 5.5% by 2015 Includes demand management programs Purchase of Zeeland natural gas plant Build new clean coal facility Renewables (Nominal) Energy Efficiency and Demand Management Clean Coal Gas Combined Cycle 32 31 18 19 New Resources 2008 - 2018 New generation from diversified "fuel" sources.

What Makes CMS Different? State energy legislation provides framework for growth Diversified Utility investment opportunities boost rate base and EPS Timely regulation minimizes recovery lag Diversified customer base mitigates auto exposure Solid liquidity position NOL and AMT credits avoid need for new equity Track record of predictability Dividend yield and relative stock price discount provide attractive investment opportunity.

Appendix

Tax Sharing Year-End Actual Estimate 2008 2009 2010 (bils) (bils) (bils) Gross NOL carry forwards $ 1.3 $ 1.0 $ .5 Net NOL cash benefit at 35% $ .4 $ .3 $ .2 Credit carry forwards .3 .3 .3 Remaining cash benefit $ .7 $ .6 $ .5 Appendix 1

Electric Customer Base Diversified . . . . Hemlock Semiconductor General Motors Delphi Corporation Pfizer Incorporated Meijer Incorporated State of Michigan Quanex Corporation Packaging Corporation of America Dow Corning Corporation Denso International Percent of 2008 electric gross margin is 3% Top Ten Customers Residential Commercial Autos Industrial Other 0.48 0.33 0.03 0.15 0.01 $1.6 Billion .. . . . "Autos" only 3% of gross margin. 2008 Electric Gross Margin Appendix 2

Customer Value Coal MCV Gas Nuclear Renewables Pumped Storage Oil Purchases 2008 0.32 0.13 0.23 0.08 0.03 0.1 0.05 0.06 Consumers Energy Coal Gas Nuclear Renewables Pumped Storage Oil Purchases 2006 0.52 0.26 0.08 0.01 0.02 0.06 0.05 9,600 MW MISO 125,000 MW Capacity Fuel Mix -- 2008 Diversified fuel mix minimizes risk and optimizes cost. MCV Appendix 3

Uncollectible Accounts An "auto-wide" bankruptcy would have an incremental "one time write off" impact. "Auto-wide" Bankruptcy Exposure _ _ _ _ a Excluding companies in bankruptcy Utility Uncollectible Accounts Millions $ 2006 2007 2008 2009 Forecast Net Charge-offs 27.4 29.6 41.5 44.5 Bankruptcies 3 2.6 4.1 8.5 GM Bankruptcy 0 0 0 0 5 Pct of Revenue 0.5% 0.5% 0.7% 0.9% $9 Appendix 4

Recent Financing Amount at August 31 (mils) Cash $ 351 Bank Facilities ($1,200) 792 Accounts Receivable Facility ($250) 53 Total liquidity $1,196 2009 2010 2011 2012 2013 East 0 67 213 150 150 West 233 87 Total Liquidity Parent Maturities (Aug vs Jan) Liquidity position strengthened; refinancing risks substantially reduced. $213 $67 Convertible Puts $288 $140 Appendix 5

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 08/31/2009

		Maturity	Amount
F/V	S/U	or Call Date	(000’s)	DEBT/ CO
SHORT-TERM DEBT:
F	S	05/15/10	$250,000	4% $250MM FMBs (CECo)
F	S	06/15/10	30,000	3.375% Fixed PCRBs (CECo)
F	S	06/15/10	27,900	4.25% PCRBs (CECo)
F	U	08/01/10	67,291	7.75% Sr Unsec Notes (CMS)

			$375,191

LONG-TERM DEBT:
F	U	04/15/11	$213,653	8.5% Sr Notes (CMS)
F	U	12/01/11	287,500	*2.875% Convertible Sr Unsec Notes Put Date (CMS)

			$501,153
F	U	02/01/12	$150,000	6.3% Senior Notes (CMS)
F	S	02/15/12	300,000	5% Series L FMBs (CECo)

			$450,000
V	U	01/15/13	$150,000	Floating Rate Sr Notes (CMS)
F	S	04/15/13	375,000	5.375% Series B FMBs (CECo)
F	U	07/15/13	140,000	*3.375% Convertible Sr Notes Put Date (CMS)

			$665,000
F	S	02/15/14	$200,000	6% FMBs (CECo)
F	U	06/15/14	172,500	5.5% Convertible Sr Notes Put Date (CMS)
F	S	03/15/15	225,000	5% FMBs Series N (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
F	S	08/15/16	350,000	5.5% Series M FMBs (CECo)
F	S	02/15/17	250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	03/15/19	350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	U	07/15/27	34,002	QUIPS 7.75%(CMS) Pref Sec **
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	04/15/35	139,266	5.65% FMBs IQ Notes (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)

			$3,903,468

			$5,894,812	TOTAL

			$5,860,810	TOTAL EXCLUDING PREFERRED SECURITIES

		Various Maturity Dates/No Maturity Date Available:
			$252,817	CECo Securitization Bonds (Long-Term & Short-Term) after 07/20/09 payment
			218,789	CECo Capital lease rental commitments (Long-Term & Short-Term) as of 06/30/09
			667	CMS Enterprises (Genesee) Capital lease rental commitments (Long-Term & Short-Term) as of 06/30/09
			162,732	CECo DOE Liability as of 08/31/09
			160,319	EnerBank (Long-Term & Short-Term) Discount Brokered CDs as of 06/30/09 (CMS)
			(43,935)	CMS Net unamortized discount as of 06/30/09
			(5,416)	CECo Net unamortized discount as of 06/30/09
			71,541	CMS Enterprises Debt as of 06/30/09

			$6,712,326	GRAND TOTAL INCLUDING CMS ENERGY, CONSUMERS & OTHER CMS

				ENTERPRISES SUBSIDIARIES, INCLUDING PREFERRED SECURITIES

*	— Date that issue can be put to the Company is used instead of maturity date
**	—Includes subordinated notes amounts associated with preferred securities. Principal amount of QUIPS: $28.6665MM Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured
Appendix-6

ELECTRIC RATE CASE U-15645*
On November 14, 2008, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its electric generation and distribution rates based on a 2009 test year. On May 29, 2009 the MPSC staff filed a revised position on Consumers Energy’s request for $214 million rate relief. The staff is recommending a rate increase of $111 million with an 11% ROE and a tracker for uncollectibles and decoupling that would allow the company to recover revenue lost due to energy optimization programs. On May 14, the company self-implemented a $179 million revenue increase using the rate design filed in November. On September 2 the Administrative Law Judge issued her proposal for decision recommending a revenue increase of $97 million, the details of which are provided below.

	Company	Revised
	Self-	MPSC	ALJ
	Implemented	Staff	PFD	Explanation of Variance
Item	(Mils)	(Mils)	(Mils)	between Company and ALJ
1. O&M	$26	($24)	($13)	Distribution O&M: ($21) includes Forestry ($11)
				Production O&M: ($12) – Based on historical trends
				Uncollectibles: ($6) – Based on 3-year average

2. Sales	43	32	32	Sales: 36.2 mwh vs 36.8 mwh – Based on adjusted sales through Nov. 2008

3. Investment	100	98	80	Rate base: ($18) ; includes removal of DOE liability from rate base ($16); plant, CWIP, depreciation reserve ($2) Other: ($2)

4. Cost of Capital	10	5	(2)	Lower return on equity: ($12)

Total	$179	$111	$97

		Consumers	Revised
Ratemaking	Existing	Self-	MPSC	ALJ
Capital Structure %	(U-15245)	Implemented	Staff Filing	PFD
Long Term Debt	41.55%	44.51%	44.80%	44.80%
Short Term Debt	0.81	0.77	0.78	0.78
Preferred Stock	0.50	0.47	0.48	0.48
Common Equity	41.75	40.88 (1)	40.51 (2)	40.51
Deferred FIT	14.65	12.73	12.80	12.80
JDITC/Other	0.74	0.64	0.63	.63

	100.00%	100.00%	100.00%	100.00%

		Consumers
Rate Base and Return	Existing	Self-	Revised	ALJ
Percentage	(U-15245)	Implemented	MPSC Staff	PFD
Rate Base	$5.53 billion	$6.27 billion	$6.26 billion	$6.08 billion
Return on Rate Base	6.93%	7.12%	7.09%	6.98%
Return on Equity	10.70%	11.00%	11.00%	10.70%

(1)	Equivalent to 47.61% on a financial basis

(2)	Equivalent to 47.22% on a financial basis
ELECTRIC RATE CASE SCHEDULE

Proposal for Decision	September 2, 2009
Exceptions	September 17, 2009
Replies to Exceptions	September 28, 2009
Decision	By November 14, 2009

*	Electric Rate Case U-15645 can be accessed at the Michigan Public Service Commission’s website.
http://efile.mpsc.cis.state.mi.us/efile/electric.html
     Appendix-7

GAS RATE CASE U-15986*
On May 22, 2009, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its gas delivery and transportation rates based on a 12 month ending September 30, 2010 test year. Due to the uncertainty related to the length and depth of the declining Michigan economy, the request seeks authorization to implement an uncollectible accounts expense tracker, pension tracker, as well as a revenue decoupling proposal. The proposed capital structure includes an 11.00% authorized return on equity. If approved, the request would add about $4.50 per month, or about 5.0%, to the typical residential customer’s average monthly bill. The $114 million revenue deficiency is detailed below. If the Commission has not acted on the application within 180 days of the filing, the company may implement up to the amount of the rate request.

Item	$ Millions	Explanation
1. O&M	$ 25	Uncollectible accounts expense: $17 Pension and health care: $7 Other: $1
2. Sales	41	Lower throughput and customer mix reflecting MI economy: $40 (272 Bcf vs. 305 Bcf) Miscellaneous revenues: $1
3. Investment	40	Net plant: $40 (improved deliverability, regulatory compliance, AMI) Depreciation and property taxes: $7
		Working capital: ($2)
		Taxes and other: ($5)
4. Cost of Capital	8	Return on Equity: $8 (11.00% vs 10.55%) Higher debt costs: $3
		Lower capitalization: ($3) (lower equity ratio; increased deferred income taxes)

Total	$ 114

Ratemaking	Existing	As Filed		After-Tax
Capital Structure	(U-15506)	Percent of Total	Annual Cost	Weighted Costs
Long Term Debt	42.71%	43.43%	5.97%	2.59%
Short Term Debt	0.66	0.58	8.83	0.05
Preferred Stock	0.49	0.46	4.46	0.02
Common Equity	41.78	41.07 (1)	11.00	4.52
Deferred Taxes	12.94	13.17	0.00	0.00
JDITC/Other	1.42	1.29		0.10

	100.00%	100.00%		7.28	% (2)

Rate Base and Return	Existing
Percentage	(U-15506)	As Filed
Rate Base	$2.52 billion	$2.90 billion
Return on Rate Base	7.03%	7.28%
Return on Equity	10.55	11.00
GAS RATE CASE SCHEDULE – UPDATED AS OF JULY 1, 2009

Staff & Intervenors File Testimony	October 22, 2009
Rebuttal Testimony	November 16, 2009
Self Implementation Under PA 286	November 19, 2009
Motions to Strike Testimony	December 4, 2009
Cross of all Witnesses	December 14-18, 2009 and January 5-7, 2010
Initial Briefs	January 27, 2010
Reply Briefs	February 10, 2010
PFD Target Date	March 24, 2010
Exceptions	April 7, 2010
Replies to Exceptions	April 21, 2010
Commission Order	May 21, 2010

(1)	Equivalent to 48.34% on financial basis.

(2)	Equivalent to 10.19% pre-tax basis.

*	Gas Rate Case U-15986 can be accessed at the Michigan Public Service Commission’s website.

http://efile.mpsc.cis.state.mi.us/efile/gas.html
Appendix-8

Consumers Electric Utility Financial & Operating Statistics

Years Ended December 31	2008	2007	2006	2005	2004
ELECTRIC REVENUE AND POWER COSTS (Millions)
Residential	$1,414	$1,326	$1,279	$1,069	$996
Commercial	1,129	1,111	1,062	878	814
Industrial	810	775	764	553	523
Other	32	30	29	26	27

Total revenue from ultimate customers	$3,385	$3,242	$3,134	$2,526	$2,360
Wholesale	22	23	22	18	17
Intersystem	113	92	45	46	100
Retail open access/direct access	15	15	17	28	28
Miscellaneous	59	71	84	83	81

Total electric utility revenue	$3,594	$3,443	$3,302	$2,701	$2,586

Fuel for electric generation	$483	$385	$436	$464	$319
Purchased and interchange power	1,388	1,449	1,135	818	893

DEPRECIATION AND AMORTIZATION	$438	$397	$380	$292	$189

OPERATING INCOME (Millions)	$576	$413	$411	$342	$424

NET INCOME (Millions)	$271	$196	$199	$153	$222

DELIVERIES (Million kWhs)
System sales
Residential	12,854	13,206	12,975	13,286	12,346
Commercial	11,969	12,384	12,199	11,221	10,785
Industrial	10,563	11,153	11,143	9,685	9,678
Other	225	231	227	229	230

Total sales to ultimate customers	35,611	36,974	36,544	34,421	33,039
Wholesale	333	496	498	468	461
Retail open access/direct access	1,541	1,364	1,455	4,056	4,152
Intersystem	1,176	1,329	814	3,624	2,481

Total electric system deliveries	38,661	40,163	39,311	42,569	40,133

AVERAGE ELECTRIC REVENUE (¢/kWh)
Residential	11.00	10.04	9.86	8.05	8.07
Commerical	9.43	8.98	8.71	7.82	7.55
Industrial	7.67	6.95	6.86	5.70	5.39
Other	14.22	12.99	12.78	11.45	11.38

Total	9.51	8.77	8.58	7.34	7.14

ELECTRIC CUSTOMERS BILLED (At December 31)
Residential	1,584,752	1,575,386	1,570,113	1,565,601	1,550,298
Commercial	208,931	211,365	211,718	211,273	210,623
Industrial	8,505	8,619	8,638	8,595	8,411
Retail Open Access/Direct Access	642	642	839	1,307	1,404
Other	2,045	2,025	2,009	1,972	1,195

Total	1,804,875	1,798,037	1,793,317	1,788,748	1,771,931

AUTHORIZED RETURN ON EQUITY	10.70%	11.15%	11.15%	11.15%	12.25%

RATE BASE (At December 31) ($ Millions))	$6,175	$5,407	$5,088	$4,839	$4,681

EARNED RETURN ON EQUITY-RATEMAKING	10.3%	9.4%	12.8%	10.5%	12.9%

POWER SOURCES (%)
Coal	45.5	42.9	43.7	47.8	48.6
Nuclear	0.0	4.3	14.6	16.1	13.8
Oil	0.1	0.3	0.1	0.5	0.5
Gas	2.1	0.3	0.4	0.9	0.1
Hydro	1.2	1.0	1.2	0.9	1.2
Net pumped storage (Consumers’ portion)	(1.1)	(1.2)	(1.1)	(1.3)	(1.4)

Total net generation	47.8	47.6	59.0	65.0	62.8

Total purchased and interchange	52.2	52.4	41.0	35.0	37.3

COOLING DEGREE DAYS
Normal degree days in calendar year	558	558	558	558	558
Actual degree days	542	773	613	916	431
Percent warmer (colder) than normal	(2.9)	38.5	9.9	64.2	(22.8)
Increase (decrease) from normal in:
Electric deliveries (millions of kWh)	146	736	118	1,359	(365)
EPS	$0.02	$0.09	$0.01	$0.14	($0.05)

CMS Energy Investor Relations	One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590	http://www.cmsenergy.com
Appendix-9

Consumers Electric Utility Supplemental Operating Statistics

Years Ended December 31	2008	2007	2006	2005	2004

FUEL COST ($/MMBtu)
Coal	2.01	2.04	2.09	1.78	1.43
Oil	11.54	8.21	8.68	5.98	4.68
Gas	10.94	10.29	8.92	9.76	10.07
Nuclear	0.00	0.42	0.24	0.34	0.33
Weighted average for all fuels	2.47	2.07	1.72	1.64	1.26

FUEL COST FOR GENERATION (%)
Coal	81.0	97.9	88.2	76.6	86.0
Oil and gas	4.1	9.1	6.7	14.4	6.2
Nuclear	0.0	2.2	3.7	5.4	6.2
Combustion turbine	14.6	0.9	0.8	1.8	0.4
NoX allowances	0.3	(10.2)	0.6	1.8	1.2

POWER GENERATED (Millions of kWhs)
Coal	17,701	17,903	17,744	19,711	18,810
Nuclear	0	1,781	5,904	6,636	5,346
Oil	41	112	48	225	193
Gas	804	129	161	356	38
Hydro	454	416	485	387	445
Net pumped storage (a)	(382)	(478)	(426)	(516)	(538)

Total net generation	18,618	19,863	23,916	26,799	24,294

Purchased and interchange:
MCV partnership	0	0	4,779	5,792	10,144
Other affiliates	949	949	992	941	1,017
Non-affiliates and interchange	19,347	20,889	10,882	7,662	3,291

Total purchased and interchange	20,296	21,838	16,653	14,395	14,452

Total generation and purchased	38,914	41,701	40,569	41,194	38,746

NET DEMONSTRATED CAPABILITY (MW) AT PEAK
Coal	2,850	2,841	2,841	2,837	2,837
Oil and gas	1,997	1,459	1,459	1,459	1,459
Nuclear	0	0	778	778	767
Combustion turbine	661	345	345	332	345
Hydro	73	73	74	74	73
Pumped storage	955	955	955	955	955
Total owned generation	6,536	5,673	6,452	6,435	6,436
Plus P&I power capability	3,050	3,627	2,756	2,516	2,479
Total owned and P&I	9,586	9,300	9,208	8,951	8,915
Peak load (megawatts) (b)	7,488	8,183	8,657	7,845	6,956
Nameplate generating capacity (MW) at peak	6,784	6,784	6,784	6,784	6,784
Heat rate-average Btu of fuel per net kWh generated (steam)	10,201	10,198	10,123	10,088	10,099
Load factor (b)	59.2	56.3	52.4	54.7	59.3
Reserve capacity (%)	22.0	12.0	6.0	12.4	22.0

(a)	Consumers’ portion of the Ludington pumped storage facility.

(b)	Excluding Retail Open Access loads.

CMS Energy Investor Relations	One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590	http://www.cmsenergy.com
Appendix-10

Consumers Gas Utility Financial & Operating Statistics

	2008	2007	2006	2005	2004

GAS REVENUE AND COST OF GAS ($ Millions)
Residential	$1,971	$1,823	$1,646	$1,742	$1,466
Commercial	598	552	498	510	420
Industrial	124	113	111	116	94
Other	5	6	4	9	2

Total sales revenue	$2,698	$2,494	$2,259	$2,377	$1,982
Transportation fees	45	44	40	43	41
Miscellaneous	84	83	75	63	58

Total gas utility revenue	$2,827	$2,621	$2,374	$2,483	$2,081
Cost of gas sold	2,079	1,918	1,770	1,844	1,468

Gas utility revenue net of cost of gas	$748	$703	$604	$639	$613

DEPRECIATION, DEPLETION AND AMORTIZATION	$136	$127	$122	$117	$112

OPERATING INCOME	$190	$170	$113	$151	$178

NET INCOME	$89	$87	$37	$48	$71

SALES AND DELIVERIES (Bcf)
Residential	171	167	154	176	177
Commercial	57	55	50	57	56
Industrial	12	12	12	13	13
Other	—	—	—	1	—

Total gas sales (1)	240	234	216	247	246
Gas transportation deliveries	98	107	92	103	139

Total gas sales and transportation deliveries	338	341	308	350	385

GAS CUSTOMERS BILLED (at December 31)
Residential	1,577,863	1,580,586	1,584,666	1,577,358	1,562,462
Commercial	118,870	119,703	119,936	121,314	118,461
Industrial	6,961	7,014	6,982	7,081	7,145
Transportation	2,507	2,495	2,483	2,567	2,721

Total customers	1,706,201	1,709,798	1,714,067	1,708,320	1,690,789

AVERAGE GAS REVENUE ($ per Mcf)
Residential	$11.53	$10.93	$10.70	$9.89	$8.31
Commercial	10.49	10.09	9.87	8.96	7.44
Industrial	10.33	9.62	9.45	8.68	6.10
Transportation (2)	0.70	0.68	0.61	0.61	0.57

GAS SUPPLY (MMcf)
Gas Cost Recovery	208,296	216,843	207,223	236,978	232,722
Gas Customer Choice	24,177	19,520	15,915	13,989	17,873

Total	232,473	236,363	223,138	250,967	250,595

AVERAGE COST OF GAS SOLD ($ per Mcf) (3)
Gas Cost Recovery	$8.36	$7.91	$8.03	$7.47	$5.95
Gas Customer Choice	9.99	9.79	8.94	6.75	5.89

AUTHORIZED RETURN ON EQUITY	10.55%	10.75%	11.0%	11.4%	11.4%

RATE BASE (at December 31) ($ Millions)	$2,638	$2,444	$2,446	$2,226	$2,136

EARNED RETURN ON EQUITY-RATEMAKING	8.2%	8.4%	5.1%	6.6%	10.5%

HEATING DEGREE DAYS
Normal degree days in calendar year	7,098	7,098	7,098	7,098	7,098
Actual degree days	6,917	6,561	6,119	6,557	6,763
Percent colder (warmer) than normal	(2.6)	(7.6)	(13.8)	(7.6)	(4.7)
Increase (decrease) from normal in:
Gas deliveries (Bcf)	4.1	(6.3)	(30.2)	(7.4)	(10.7)
EPS	$0.02	($0.03)	($0.12)	($0.03)	($0.05)

(1)	Includes Gas Customer Choice sales.

(2)	Average gas revenue for transportation excludes amounts related to MCV and off-system transportation.

(3)	Includes pipeline transportation charges.

CMS Energy Investor Relations	One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590	http://www.cmsenergy.com
Appendix-11

Independent Power Production Asset List

		Gross		Primary			Percentage of Gross
		Capacity	CMS	Fuel		In-Service	Capacity Under Long-
No.	Project Name	MW	MW	Type	Location	Date	Term Contract
							(%)
Projects in Operation:
* 1	Craven	50	25	Biomass	N. Carolina	1990	0
* 2	DIG	710	710	Natural Gas	Michigan	2001	92
* 3	Exeter	31	31	Tires	Connecticut	1991	0
* 4	Filer City	70	35	Coal/Wood Waste	Michigan	1990	100
* 5	Genesee	40	20	Biomass	Michigan	1996	100
* 6	Grayling	38	19	Biomass	Michigan	1992	100
* 7	Honey Lake	36	14	Biomass	California	1989	100
* 8	Michigan Power	224	224	Natural Gas	Michigan	1999	0

Projects in Operation		1,199	1,078

*      Operated by CMS Energy
As of April 2009

CMS Energy Investor Relations	One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590	http://www.cmsenergy.com
Appendix-12